SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                       Date of Report: October 27, 1999

                           SBC COMMUNICATIONS INC.

                            A Delaware Corporation

                          Commission File No. 1-8610

                         IRS Employer No. 43-1301883

                   175 E. Houston, San Antonio, Texas 78205

                       Telephone Number (210) 821-4105



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Item 5.    Other Events

Attached as an exhibit is an Investor Briefing issued by SBC Communications Inc. on October 27, 1999 announcing third quarter earnings and containing unaudited pro forma combined financial statements reflecting the merger of a subsidiary of SBC and Ameritech Corporation (Ameritech), which was completed on October 8, 1999. The merger with Ameritech was accounted for as a "pooling of interests" and, accordingly financial statements for all prior periods have been restated. Unaudited pro forma financial information is included for December 31, 1996 through September 30, 1999.

Item 7.    Financial Statements and Exhibits

23    Consent of Arthur Andersen LLP

99-a October 27, 1999 Investor Briefing - SBC Reports Strong Third Quarter Earnings

99-b Ameritech Corporation's Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 1-8612) is incorporated herein by reference.


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                                EXHIBIT INDEX

Exhibit
Number

23    Consent of Arthur Andersen LLP

99-a October 27, 1999 Investor Briefing - SBC Reports Strong Third Quarter Earnings

99-b Ameritech Corporation's Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 1-8612) is incorporated herein by reference.


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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         SBC Communications Inc.


                                        /s/ Donald E. Kiernan
                                        -------------------------
                                          Donald E. Kiernan
                                          Senior Executive Vice President
                                              and Chief Financial Officer



October 29, 1999